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                                  EXHIBIT 10.7

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE dated as of March 25, 1998, by and between FREEWAY 130 L.L.C. ("Landlord"), and A.C. MOORE, INC. ("Tenant"), pursuant to Indenture of Lease (the "Lease") dated August 14, 1995.

                                  INTRODUCTION

         A. Landlord and Tenant have agreed to modify the Lease to redefine the Demised Premises thereunder.

         B In consideration of the change to the Demised Premises, Tenant has agreed to increase the Basic Rent.

         NOW, THEREFORE, intending to be legally bound, Landlord and Tenant hereby agree as follows:

1. All defined terms used in this Amendment and not defined herein shall have the same meaning as set forth therefor in the Lease.

2. The Lease is hereby amended by replacing Exhibit "A" and Exhibit "A-1" thereto with the new Exhibit "A" dated 2/9/98 attached hereto, which shows the addition of 145,000 square feet (Building Shell 132,500 sf, Mezzanine 12,500 sf) onto the existing building, plus additional car and trailer parking. The specifications for the building are attached as Exhibit "B-1".

3. Paragraph 1.03 of the Lease is amended so that the term of the Lease shall be reset for a 6 year term from the completion of the addition (Commencement Date).

4. Paragraph 2.01 of the Lease is amended so that the Basic Rent during the term of the Lease, for all purposes under the Lease, shall be equal to $1,049,558.00 per year, $544,958.00 of which will be adjusted by the charge in the CPI as defined in Article 2.02 (b) and (c), on May 1, 2002.

5. All provisions of the Lease not inconsistent herewith shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this First Amendment To Lease as of the day and year first above mentioned.

                                                  FREEWAY 130 L.L.C.

                                                   By:_________________________
                                                            General Partner

                                                   A.C. MOORE, INC.
                                                   By:_________________________
                                                   Attest: ____________________